Better Lives. Better Planet.SM © 2013 Pall Corporation Q3 FY 2013 Financial Results May 31, 2013 Exhibit 99.2

2 The matters discussed in this presentation contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Results for the third quarter of fiscal year 2013 are preliminary until the Company's Form 10-Q is filed with the Securities and Exchange Commission on or before June 10, 2013. Forward-looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management’s expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward-looking statements. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors. The Company’s forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I–Item 1A.–Risk Factors in the 2012 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of legislative, regulatory and political developments globally; the impact of the uncertain global economic environment; the extent to which adverse economic conditions may affect the Company’s sales volume and results; demand for the Company’s products and business relationships with key customers and suppliers, which may be impacted by their cash flow and payment practices; delays or cancellations in shipments; the Company’s ability to develop and commercialize new technologies or obtain regulatory approval or market acceptance of new technologies; the Company’s ability to enforce patents and protect proprietary products and manufacturing techniques; increase in costs of manufacturing and operating costs; the Company’s ability to achieve and sustain the savings anticipated from its structural cost improvement initiatives; volatility in foreign currency exchange rates, interest rates and energy costs and other macroeconomic challenges currently affecting the Company; the Company’s ability to meet its regulatory obligations; costs and outcome of pending or future claims or litigation; the Company’s ability to comply with environmental, health and safety laws and regulations; changes in product mix, market mix and product pricing, particularly relating to the expansion of the systems business; the effect of a serious disruption in the Company’s information systems; fluctuations in the Company’s effective tax rate; the Company’s ability to successfully complete or integrate any acquisitions; competition, including the impact of pricing and other actions by the Company’s competitors; the effect of litigation and regulatory inquiries associated with the restatement of the Company’s prior period financial statements; the Company’s ability to attract and retain management talent or the loss of members of its senior management team; the effect of the restrictive covenants in the Company’s debt facilities; and the effect of product defects and recalls. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise. Management uses certain non-GAAP measurements to assess the Company’s current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company’s GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company’s financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures used throughout this presentation to the most directly comparable GAAP measures appear at the end of this presentation in the Appendix and are also available on Pall’s website at www.pall.com/investor Forward-Looking Statements

3 Conference Call Replay Info  Toll-Free: 855.859.2056  International: 404.537.3406  Conference ID: 72099997  Internet: www.pall.com/investor

4 Q3 Overview  Continued caution on the macro environment – Asia in particular  Q3 year-over-year comparisons easier  Operational momentum strong – Customer service levels in good shape – Operating model enabling integration – Cost saving initiatives improving bottom-line – Solid productivity given soft sales All remarks in this presentation are on a “Continuing Operations” basis, which excludes the results of the Blood product line divestiture, unless indicated otherwise. A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix. Operating Momentum Building

5 $658 $641 $- $200 $400 $600 $800 Revenue % Growth Excluding FX FY 2012 FY 2013 Q3 Financial Summary Dollars in millions, except EPS data A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix. 15.0% 17.4% 10.0% 15.0% 20.0% Operating Profit Margin FY 2012 FY 2013 Q3 FY2012 0.61$ EBIT 0.13 Sharecount & Other 0.03 Translational FX (0.03) Q3 FY2013 0.74$ Pro forma EPS Bridge $0.61 $0.74 $0.30 $0.60 $0.90 Pro forma EPS % Growth FY 2012 FY 2013 +21% -0.4% +240 bps

6 $0 $100 $200 $300 Sales Orders Sales Orders Sales Orders $209 +8% $213 +4% $259 +2% $173 -11% Americas Europe Asia $258 +18% $176 -8% Q3 Regional Sales & Orders Dollars in millions Sales and orders changes exclude FX A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix.

7 Life Sciences Consumables $305 +12% Industrial Consumables $266 -1% Industrial Systems $49 -24% Life Sciences Systems $21 -47% 41% 48% 8% 3% Q3 Sales by Segment Dollars in millions Percentages outside pie charts and in box represent sales change excluding FX Percentages inside pie charts represent percent of total sales A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix Life Sciences: $326 (+5%) Industrial: 315 (-5%) Total Sales: $641 (-0.4%)

8 Q3 Life Sciences Segment Performance Dollars in millions A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix Sales Q3 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 305 10% 12% Systems 21 -48% -47% Total Life Sciences $ 326 3% 5% Orders Q3 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 299 3% 6% Systems 36 85% 92% Total Life Sciences $ 335 9% 11% 0% 30% 60% 57.5% +80 bps 56.7% 0% 30% 60% 24.9% +120 bps 23.7% FY 2012 FY 2013 Gross Margin Segment Margin  BioPharmaceuticals consumables: +15%  Medical consumables: +10%  Food & Beverage consumables: +2%

9 Q3 Industrial Segment Performance Dollars in millions A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix Sales Q3 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 266 -3% -1% Systems 49 -25% -24% Total Industrial $ 315 -7% -5% Orders Q3 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 258 -7% -4% Systems 54 18% 20% Total Industrial $ 312 -3% -1% Gross Margin Segment Margin  Process Technologies consumables: -6%  Aerospace consumables: +27%  Microelectronics consumables: -10% 0% 30% 60% 46.5% +110 bps 45.4% 0% 30% 60% 14.6% +300 bps 11.6% FY 2012 FY 2013

10 Q3 Cash Flow and Working Capital YTD FY13 YTD FY12 Operating Cash Flow 207$ 326$ CapEx (66) (127) Free Cash Flow 141$ 199$ Other Significant Sources/(Uses) of Cash: Pr ceeds from sale of assets 537$ 26$ Acquisition of businesses - (168) Dividends (80) (65) Borrowing/Repayment under Financing Facilities 10 (15) Stock Buybacks (250) - Dollars in millions A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix Cash, net of debt, $221mm as of April 30, 2013 FY 2013 Sale of Blood Product Line Reduced by one-time tax-related payments

11 Outlook FY 2013  Sales flat, excluding FX – Life Sciences up mid-single digits – Industrial down mid-single digits  22.5% Tax rate  $0.18 - $0.20 of FX headwind*  Pro forma EPS: $2.95 - $3.05 A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix * Translational and transactional

Better Lives. Better Planet.SM © 2013 Pall Corporation Appendix

13 Appendix: Q3 Earnings and FY 2013 Estimates from Continuing Operations Reconciliation of Non-GAAP Financial Measures Diluted EPS from continuing operations as reported 0.65$ 0.60$ 2.98$ Discrete Items: ROTC after pro forma tax effect 0.09 0.01 0.15 Tax Adjustments - - (0.09) Interest Adjustments after pro forma tax effect - - (0.04) Total discrete items 0.09 0.01 0.02 Pro forma diluted EPS 0.74$ 0.61$ 3.00$ FY 2013 (Estimates at Midpoint) Q3 FY13 Q3 FY12

14 Appendix: Q3 Life Sciences Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q3 FY13 Q3 FY13 Estimated Impact of FX Q3 FY13 Estimate Excluding FX Q3FY12 % Change Excluding FX Consumables Sales: BioPharmaceuticals 208,217$ (4,426)$ 212,643$ 184,702$ 15.1% Food & Beverage 43,437 (1,151) 44,588 43,863 1.7% Medical 53,706 (1,009) 54,715 49,731 10.0% Consumables Total 305,360$ (6,586)$ 311,946$ 278,296$ 12.1% Systems Sales: BioPharmaceuticals $ 11,341 (95)$ 11,436$ 16,968$ -32.6% F od & Beverage 9,394 (99) 9,493 22,705 -58.2% Medical 2 - 2 - - Systems Total 20,737$ (194)$ 20,931$ 39,673$ -47.2% Total Life Sciences 326,097$ (6,780)$ 332,877$ 317,969$ 4.7% Dollars in thousands

15 Appendix: Q3 Industrial Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q3 FY13 Q3 FY13 Estimated Impact of FX Q3 FY13 Estimate Excluding FX Q3 FY12 % Change Excluding FX Consumables Sales: Process Technologies 139,712$ (3,042)$ 142,754$ 151,137$ -5.5% Aerospace 61,465 (692) 62,157 48,808 27.4% Microelectronics 64,492 (3,001) 67,493 74,581 -9.5% Consumables Total 265,669$ $ (6,735) 272,404$ $ 274,526 -0.8% Systems Sales: Process Technologies 47,301$ (497)$ 47,798$ 62,667$ -23.7% A rospace 1,727 (45) 1,772 1,898 -6.6% Microelectronics 396 (2) 398 916 -56.6% Systems Total 49,424$ (544)$ 49,968$ $ 65,481 -23.7% Total Industrial 315,093$ (7,279)$ 322,372$ 340,007$ -5.2%3 5 Dollars in thousands

16 Appendix: Q3 Sales by Segment and Region Reconciliation of Non-GAAP Financial Measures Q3 FY13 Q3 FY13 Estimated Impact of FX Q3 FY13 Estimate Excluding FX Q3 FY12 % Change Excluding FX Life Sciences Sales: Americas 101,994$ (798)$ 102,792$ 95,505$ 7.6% Europe 162,284 (2,249) 164,533 154,527 6.5% Asia 61,819 (3,733) 65,552 67,937 -3.5% Life Sciences Total 326,097$ (6,780)$ 332,877$ 317,969$ 4.7% Industrial Sales: Americas 107,390$ (1,093)$ 108,483$ 100,210$ 8.3% Europe 96,764 (1,700) 98,464 103,637 -5.0% Asia 110,939 (4,486) 115,425 136,160 -15.2% Industrial Total 315,093$ (7,279)$ 322,372$ 340,007$ -5.2% Americas 209,384$ (1,891)$ 211,275$ 195,715$ 8.0% Europe 259,048 (3,949) 262,997 258,164 1.9% Asia 172,758 (8,219) 180,977 204,097 -11.3% Total Pall 641,190$ (14,059)$ 655,249$ 657,976$ -0.4% Dollars in thousands

17 Appendix: Q3 Orders by Technology Reconciliation of Non-GAAP Financial Measures Dollars in thousands Q3 FY13 Q3 FY13 Estimated Impact of FX Q3 FY13 Estimate Excluding FX Q3 FY12 % Change Excluding FX Life Sciences Orders: Consumables 299,278$ (6,419)$ 305,697$ 289,561$ 5.6% Systems 35,897 (1,347) 37,244 19,399 92.0% Life Sciences Total 335,175$ (7,766)$ 342,941$ 308,960$ 11.0% Industrial Orders: C nsumables 257,841$ (7,294)$ 265,135$ 276,323$ -4.0% Systems 54,038 (843) 54,881 45,690 20.1% Industrial Total 311,879$ (8,137)$ 320,016$ 322,013$ -0.6% Total Pall 647,054$ (15,903)$ 662,957$ 630,973$ 5.1%

18 Appendix: Q3 Operating Profit Reconciliation of Non-GAAP Financial Measures Operating Profit Q3 FY13 Q3 FY12 Life Sciences segment profit 81,195$ 75,386$ Industrial segment profit 45,853 39,431 Total segment profit 127,048$ 114,817$ General corporate expenses (15,172) (16,397) Operating profit 111,876$ 98,420$ % of Sales 17.4% 15.0% ROTC 12,824 2,861 Interest expense, net 5,298 6,351 Earnings before income taxes 93,754$ 89,208$ Dollars in thousands

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